UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 23, 2006


                                  DURAVEST, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         FLORIDA                      0-27489                  59-2624575
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(STATE OR OTHER JURISDICTION       (COMMISSION                (IRS EMPLOYER
        OF INCORPORATION)          FILE NUMBER)           IDENTIFICATION NUMBER)

                101 N. Wacker Dr., Suite 2006, Chicago, IL 60606
                ------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES,
                               INCLUDING ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (312) 525-8285
                                                           --------------

        11 South LaSalle Street, 5th Floor, Chicago, Illinois 60603-1238
        ----------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below If the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pro-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 2. - Financial Information
---------    ---------------------

Item 2.01    Completion of Acquisition or Disposition of Assets
---------    --------------------------------------------------

     On January 23, 2006, the Company announced the completion of its acquisition of common stock of Bio-Magnetic Therapy Systems, Inc., a privately-held Virginia corporation with principal offices at Kapellenweg 6, 81371 Munich, Germany ("BMTS") engaged in the development of a process for the treatment of arthritic disease with pulsed electromagnetic fields (referred to as the "PST technology"). Following completion of a tender to all BMTS shareholders and two capital increases by BMTS, the Company announced that it had acquired at approximately 17,026,456 shares or approximately 70.59% of the outstanding shares at a total cost of $5,448,466, subject to minor adjustment for late or defective tenders and assuming exercise by the holder of a call option granted by the Company for 250,000 shares at $0.32 per share.

     In order to facilitate its acquisition of BMTS, the Company arranged for convertible financing in November 2005. The Company is presently in negotiations with the purchasers of the Convertible Promissory Notes issued in November 2005 to amend and restate the terms of the Convertible Promissory Notes to provide greater flexibility for the Company and to arrange additional convertible financing.

     Additional information relating to the BMTS acquisition and the issuance of the Convertible Promissory Notes can be found in the Company's Form 8-K Report filed on December 1, 2005. A copy of the press release issued by the Company on January 23, 2006 relating to the completion of the BMTS acquisition is filed with this Form 8-K Report as Exhibit 12(a).


Section 9. - Financial Statements and Exhibits
---------    ---------------------------------

Item 9.01    Financial Statements and Exhibits
---------    ---------------------------------

     (d) Exhibits

     Exhibit No.                Description of Exhibits
     -----------                -----------------------

     12(a)                      Press Release dated January 23, 2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DURAVEST, INC.

Dated:   January 26, 2006                   By: /s/ Dr. Ogan Gurel
                                                --------------------------------
                                                Dr. Ogan Gurel, President and
                                                Chief Executive, Officer and a
                                                Director



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